Corporate And Strategy Update March 2020 Exhibit 99.1

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company’s anticipated financial results and statements regarding the Company's plans and expectations regarding the continuing development, commercialization and financing of its fuel cell technology and its business plans and strategies. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Factors that could cause such a difference include, without limitation, changes to projected deliveries and order flow, changes to production rate and product costs, general risks associated with product development, manufacturing, changes in the regulatory environment, customer strategies, ability to access certain markets, unanticipated manufacturing issues that impact power plant performance, changes in critical accounting policies, access to and ability to raise capital and attract financing, potential volatility of energy prices, rapid technological change, competition, the Company’s ability to successfully implement its new business strategies and achieve its goals, the Company’s ability to achieve its sales plans and cost reduction targets, and the current implications of the novel coronavirus (Covid-19), as well as other risks set forth in the Company’s filings with the Securities and Exchange Commission (SEC). The forward-looking statements contained herein speak only as of the date of this presentation. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which any such statement is based. The Company refers to non-GAAP financial measures in this presentation. The Company believes that this information is useful to understanding its operating results and assessing performance and highlighting trends on an overall basis. Please refer to the Company’s earnings release and the appendix to this presentation for further disclosure and reconciliation of non-GAAP financial measures. (As used herein, the term “GAAP” refers to generally accepted accounting principles in the U.S.) The information set forth in this presentation is qualified by reference to, and should be read in conjunction with, our Annual Report on Form 10-K for the fiscal year ended October 31, 2019, filed with the SEC on January 22, 2020, our Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2020, filed with the SEC on March 16, 2020, and our earnings release for the first quarter ended January 31, 2020, filed as an exhibit to our Current Report on Form 8-K filed with the SEC on March 16, 2020.

Purpose Statement Enable the world to live a life empowered by clean energy

A Global Leader in Fuel Cell Technology since 1969 Demand for Clean, Reliable Electricity Driving Adoption of Fuel Cell Technology GLOBAL CUSTOMERS 1 As of year ended October 31, 2019 GENERATION SERVICE & LICENSE FY 2019 Revenue $26.6M Advanced Technologies Product Company Highlights1 Revenue Drivers Danbury, CT Headquarters ~300 Employees 3 Continents 57 Global plant installations >255 MW Capacity in Field $60.8M Total FY 2019 Revenue $14.0M $19.6M $0.5M High Visibility to Recurring Revenue

Company Products and Background

# Long-term Macro Trends Supporting Clean Energy

### Sustainable Clean Energy

Renewable energy exceeded coal for the first time by providing 23% of U.S. power generation, compared to coal's 20% share[1] in April 2019

FuelCell Energy to benefit from broader shift towards consumption of clean energy/power generation

### Grid Resiliency and Reliability

Intermittency of power resources, natural disasters, and events such as the California fires have increased public awareness of grid limitations

FuelCell Energy's on-site power generation solutions are ideal for installations requiring continuous 24/7 power such as hospitals, schools, and large businesses

### Carbon Reduction

Paris Climate Agreement: global economies committed to become carbon neutral by 2050

FuelCell Energy has the only technology in the world that produces power while capturing carbon, the best technology today to achieve this 2050 goal

### Regulatory Support

State and local governments are driving clean energy and climate policies; in 2018 more than 90 U.S. cities and towns have committed to sourcing their electricity from 100% renewables[2]

FuelCell Energy supports the environmental objectives of state and local government

**Well Positioned to Meet Growing Demand**

[1] Source: Guardian [2] Sierra Club

fuelcellenergy FUELCELL ENERGY CORPORATE AND STRATEGY UPDATE 6

# Fuel Cell Technology 101

## Fuel Cell Technology Overview

- Fuel cells cleanly and efficiently convert chemical energy from hydrogen-rich fuels into electrical power and high quality heat via an electrochemical process
  - The process is highly efficient and emits water rather than pollutants. as there is no burning of fuel
- Similar to a battery, a fuel cell is comprised of many individual cells that are grouped together to form a fuel cell stack
- When a hydrogen-rich fuel such as clean natural gas or renewable biogas enters the fuel cell stack, it reacts electrochemically with oxygen to produce electric current, heat and water
- Fuel cells have the ability to continuously generate electricity as long as fuel is continuously supplied
- FuelCell Energy's SureSource power platforms are based on carbonate fuel cell technology
- To produce electricity, carbonate fuel cells generate hydrogen directly from a fuel source, such as natural gas or renewable biogas, via an internal reforming process
  - This approach, which is patented by FuelCell Energy, is a distinct competitive advantage of carbonate fuel cells


ANODE
MATRIX
Oxidant (air)
Hydrogen Rich Fuel
(combination of natural gas or biogas and water)
CATHODE
BIPOLAR PLATE



<u>Diagram Description</u>: FuelCell Energy's SureSource 3000 power plant typically is comprised of two fuel cell modules (green). One of four fuel cell stacks within each of the modules is visible in the cutaway. The incoming fuel is processed by the mechanical balance of plant (gray). The electrical output is processed by the electrical balance of plant (blue)

fuelcellenergy
FUELCELL ENERGY CORPORATE AND STRATEGY UPDATE 7

In House Fuel Cell Manufacturing Expertise FuelCell Energy utilizes proprietary designs and processes, along with state-of-the-art manufacturing equipment, to produce the fuel cell components that are the heart of the Company’s SureSource platforms 400 components are used to build one 350 kW fuel cell stack 2 4 stacks combined to build a 1.4 MW plant 3 The stacks are enclosed, creating the fuel cell module 4 Two modules are used for a 2.8MW power plant 5 Individual fuel cell components 1 SureSource 3000 Fuel Cell Production Flow

# Global Track Record

✓ **More than 100 SureSource platforms in operation at more than 50 sites**

✓ **More than 350 MW of SureSource modules in operation or on order**

✓ **More than 9,500,000 MWh generated by SureSource power plants**

### Grid Support with CHP

- Power sold to grid
- Heat sold to district heating system
- 20 MW KOSPO site built in 2018
- 6 month construction time
- Can easily scale larger


KOSPO



### Grid Support / Urban Redevelopment

- Power sold to grid
- Enhance resiliency
- Brownfield revitalization
- 15 MW on 1 ½ acres
- Only 12 mo. installation

### Resiliency for Pharma

- 5.6 MW with steam for company campus
- Predictable power solving grid quality issues
- Immediate savings vs. grid
- Sustainability


Pfizer


AVANGRID

### Fuel Cell / Solar Integration

- Utility-owned, rate-based
- Enhance resiliency
- 2.8 MW fuel cell on ¼ acre
  - *~23,000 MWh annually*
- 2.2 MW solar on ~9 acres
  - *~3,000 MWh annually*

fuelcellenergy FUELCELL ENERGY CORPORATE AND STRATEGY UPDATE 9

# Unrivaled Technology to Meet Future Energy Requirements



TECHNOLOGY BENEFITS
ELECTRICAL GRID
COMBUSTION BASED EQUIPMENT
SOLAR AND WIND TECHNOLOGIES
SureSource™ FUEL CELLS
NATURAL GAS
BIOGAS
Low $CO_2$ emissions
Low criteria emissions
24x7 Energy output
24x7 Avoided emissions
Compact footprint
Easy to site
Heat for cogeneration
Backup power application
Low cost of energy
Low cost of capacity

## FuelCell Energy Advantages:

**400x smaller land requirement than Solar** to produce same total energy output; Solar requires 5x generation capacity due to limited sun availability

**Enhances grid resiliency** and offers a continuous supply of ultra-clean & efficient power for the electric grid

**Easy to site** in urban and densely populated areas

**Scalable and cost effective** as high efficiency fuel cells reduce fuel costs and avoids transmission costs

**FuelCell Energy Technology: Winner for Ultra-Clean Baseload Power**

fuelcellenergy

FUELCELL ENERGY CORPORATE AND STRATEGY UPDATE 10

# Technology Advantages

## High Availability

- High availability supports economics
- High level of Renewable Energy Credits (REC's) generated *(3-5x the REC's of solar)*



Availability
FuelCell Energy
Nuclear
Coal
Gas - CC
Wind - MW USA
Wind - SE USA
Solar PV - SW USA
Solar PV - NE USA
0%
20%
40%
60%
80%
100%

## Negligible Emissions

- Easy-to-site
- Accelerate RPS, $CO_2$ & $NO_x$ reduction goals
- Highly efficient



$NO_x$ - lb's/MWh
Coal/Gas plant - USA avg.
Grid - USA avg.
Lean burn gas engine
FuelCell Energy
0
2
4
6



Security, Sustainability, and Operating Savings

## Compelling Economics

- Avoids transmission *(line losses, cost & permitting)*
- Minimal land use / cost
- Site in high population density locations



Capital cost
Operating cost
Fuel cost
Cost of capital

## Economic Development Driver

- Urban renewal
- Property & sales tax revenue
- Job creation
- Modest land usage
- Low emissions and near-zero pollutants

| Goal: Meet RPS mandates *(i.e. max. REC's)* | | | |
|---|---|---|---|
| | *MW's* | *Acres of land* | *Annual MWh's* |
| FCE | 10 | 1 | ~83,000 |
| Solar | 50 | 395 | ~83,000 |

| Challenge: Limited land availability | | | |
|---|---|---|---|
| | *MW's* | *Acres of land* | *Annual MWh's* |
| FCE | 10 | 1 | ~83,000 |
| Solar | 0.13 | 1 | ~220 |

fuelcellenergy
FUELCELL ENERGY CORPORATE AND STRATEGY UPDATE 11

FuelCell Energy Market Opportunity – Generation, Equipment Sales & Service Significant Potential to Expand Market Adoption Baseload is the largest segment of the U.S. electricity market U.S. Electricity Generation 4,076,675,000 Megawatt hours (MWh) U.S. Electricity Baseload: 77% 3,139,039,750 MWh Alternative Energy Baseload: 27% 1,100,000,000 MWh 810,000 MWh ~85% of fuel cell capacity has come online since 2013 $10B Equipment Market $15B Services Market 3 GW Storage $49B Equipment Market $73B Services Market 16 GW Carbon Capture Global Market1 $70B Equipment Market $104B Services Market 1 Source: Company data. All market estimates represent FCE's near-term penetration of Total Addressable Markets.  Power generation market penetration assumption varies by market, ranging 0.5% to 5% depending on application & geography—average is 1%. Represents 1% of total market opportunity FuelCell Energy Baseload: 0.02% $7B Equipment Market $11B Services Market 2 GW Distributed Power $4B Equipment Market $5B Services Market 1 GW Distributed Hydrogen

The Evolving Energy Grid Fuel Cell Technology a growing source of clean, reliable power for microgrid solutions, Carbon Capture and Energy Storage GENERATION Solar Power Nuclear Power Plant Thermal Power Plant Wind Power Plant TRANSMISSION Hydrogen Fuel Cities and Offices Smart Houses Industrial Plant Large Scale Carbon Capture and Power Long-Duration Storage of Energy Long-Duration Storage of Energy Combined Heat / Cooling and Power Carbon Capture and Power Hydrogen and Power Microgrid Power DISTRIBUTION END USERS

# Diverse Set of Target Markets Creating a Significant Opportunity

**FuelCell Energy targets several individual markets, in specific geographies that experience high energy costs, value clean distributed power generation and have supportive regulatory frameworks**

## FuelCell's Target Markets

| Target Market | Description / Benefits | FuelCell's Experience |
|---|---|---|
| 1 Utilities & Independent Power Producers | • Various utilities and independent power producers who rely on distributed power generation for grid support are targeted<br>• FuelCell Energy's products are able to enhance grid resiliency, and offer a continuous supply of ultra-clean and efficient power for the electric grid<br>• Easy to site next to existing electric substations, specifically in urban and densely populated areas<br>• High capacity factor offsets more grid emissions than intermittent renewables |  Bridgeport Fuel Cell Park<br> United Illuminating |
| 2 Industrial Processes | • Industrial processes such as manufacturing, pharmaceutical production and food processing<br>• Enables lower energy costs driven from higher efficiency<br>• Avoids production interruptions from power outages due to continuous on-site power generation that is independent of weather and time of day |  Pepperidge Farm<br> Pfizer |
| 3 Government & Municipalities | • Government entities such as county office buildings, government ministries and correctional facilities, in addition to municipal entities like wastewater treatment facilities<br>• Promotes environmental leadership through the adoption of environmentally-friendly fuel cell power generation<br>• Microgrid capability generates and supplies power independent of the electric power grid for on-demand power needs (enhances energy security in the event of an outage) |  Santa Rita Jail - Alameda County<br> City of Riverside, California |
| 4 Other | • Appealing and economical solution for data centers, commercial buildings with additional power needs, hospitals and university campuses<br>• Scalable and cost effective as the high efficiency of fuel cells reduces fuel costs and avoid transmission costs<br>• Easy to site next to commercial buildings, or in a downtown / urban setting |  University of California San Diego<br> UCI – Medical Center |

fuelcellenergy
FUELCELL ENERGY CORPORATE AND STRATEGY UPDATE 14

# Multiple Use Cases

## FuelCell Energy's platforms have been successfully deployed in these applications:

Provides electric utilities with an
**economical, clean and scalable solution**
that supplies power where needed, enhancing grid resiliency

Noeul Green Energy
Seoul, South Korea



FuelCell Energy's on-site, customer-side-of-the-meter applications, quietly supply **continuous, clean and affordable power at the point of use** for C&I, hospitals, universities, office buildings, industrial parks, and more



California State
University
- East Bay
Hayward, CA


Grid
Support
On-Site Power
Generation
Combined
Heat & Power
Microgrids
fuelcellenergy

Bridgeport Fuel Cell Park
Bridgeport, CT



Multi-faceted platform delivers
**electricity and usable high quality heat or steam**
Which can be used for heating buildings and meeting hot water needs or for cooling using conventional absorption chilling equipment



University of Bridgeport
Bridgeport, CT

**Micro-grid platform ready**
The SureSource solution is configurable for micro-grids, powering the grid during normal operation, and disconnecting from the grid in the event of a disturbance (critical for facilities where reliable continuous power makes the difference)

fuelcellenergy
FUELCELL ENERGY CORPORATE AND STRATEGY UPDATE 15

# Modern Urban Distributed Energy

**"These [fuel cell] projects aren't just good for the environment, they are good for our economy. They create jobs. They help reduce asthma and breathing ailment rates for kids. They grow our tax base[(1)]."**

*Bridgeport Mayor Bill Finch (term expired Jan-2016)*



UNIVERSITY OF BRIDGEPORT

Clearway

Type: On-site CHP
Size: 1.4 MW
Owner: Project investor

"***Sustainable and affordable*** *energy is an increasingly important component of the new energy mix at the University of Bridgeport."*
*Neil A. Salonen*
*President, University of Bridgeport*



fuelcellenergy

Type: Grid support
Size: 14.9 MW
Owner: Utility – PPA structure

The addition of this project asset to FCE's generation portfolio is a major step towards our long-term strategy to diversify FCE's generation portfolio, transitioning FuelCell Energy into a services focused business that delivers recurring revenue with strong EBITDA margins

AVANGRID

Type: Grid support w/ solar array
Size: 2.8 MW
Owner: Utility – rate base

*"Purchasing these fuel cell power plants supports our goal of investing in renewable distributed generation to* ***enhance the reliability of our power delivery system*** *and offer our customers cleaner energy."*
*James P. Torgerson,*
*President & CEO, Avangrid*

**(1) Unlike solar and wind, fuel cell power plants pay taxes, helping local municipalities**

fuelcellenergy
FUELCELL ENERGY CORPORATE AND STRATEGY UPDATE 16

Power Security with Microgrids WOODBRIDGE UTILITY MICROGRID State-of-the-art utility microgrid platform supporting critical building loads with independent capabilities Replicable model for other customers evaluating similar structures

Translating R&D Efforts to Production of Advanced Fuel Cell Stacks Ever-improving Designs Are Reducing Costs, Making Fuel Cells More Economical 1 Source: Company Data Expected Service Life of Carbonate Fuel Stack1 (in years) Leading the industry in stack life among high temperature fuel cell suppliers Shifted production from 5-year to 7-year life stack design in 2018 40% increase in kWh output expected from each stack before module refurbishment 40% decrease in effective cost expected per kWh output from longer-life stacks, significantly reducing operating costs and driving customer value Launched 7-Year Extended-Life Stack Modules

Relaunched Effort in Europe Including Sub-Megawatt Solutions International Growth Opportunities Are Expanding, Including Large Sub-MW Applications Increasing European Distributed Power Generation Demand European SureSource solutions in Europe include megawatt scale, as well as sub-megawatt plants in both 250 kw and 400 kw outputs Government initiatives are key drivers in increasing demand in Europe Benefits additional markets with the ability to run directly on biogas Ideal for sewage, industrial and business parks, food and beverage industry, universities and colleges, as well as utilities Desirable next to buildings or in space-constrained urban locations SureSourceTM 400 Radisson Blu Hotel Frankfurt, Germany Collaboration agreement with E.ON Business Solutions for a pan-European co-marketing effort of SureSource fuel cell solutions in October 2019

# Disruptive Carbon Capture Technology Opening New Markets

**FuelCell has a joint agreement with ExxonMobil Research and Engineering to develop, and commercialize a carbon capture system which utilize the Company's carbonate fuel cell technology**

## Introduction to Carbon Capture Technology

- Carbon capture and storage is the process by which $CO_2$ that is emitted from the exhaust streams of power plants and other industrial applications, that otherwise would be emitted into the atmosphere, is captured and injected into permanent storage facilities
- Existing processes for capturing $CO_2$ emissions consume energy, which increases costs; but carbonate fuel cells can produce electricity while they capture and concentrate $CO_2$ streams
  - This drastically reduces the cost of carbon capture giving this technology the potential for wide spread adoption

## FuelCell's SureSource System is the Platform for Carbon Capture

**CONCENTRATES $CO_2$**
Carbonate fuel cells can concentrate up to 90% of $CO_2$ emissions that come out of power plants – concentrated emissions can be more easily captured and stored deep underground

**CLEANER AIR**
When carbonate fuel cells take $CO_2$ from the power plant, they eliminate a majority of smog-producing emissions

**GENERATES POWER**
Carbon capture using fuel cells generates power, which is critical to lowering the cost of carbon capture

**CUSTOMIZABLE**
Fuel cells are modular solutions, allowing for gradual investments that help utilities meet carbon capture targets over time

## Relationship with ExxonMobil & Developmental Milestones

ExxonMobil fuelcellenergy

| | |
|---|---|
| 2016 | •FuelCell Energy signs Joint Development Agreement (JDA) with ExxonMobil Research and Engineering ("EMRE") |
| 2017 - 2018 | •Joint R&D, engineering studies and market assessments completed<br>•ITC Tax credit reintroduced, and $CO_2$ tax credit introduced, creating a more conducive macro environment |
| 2019 – 2021 | •New 2-year JDA entered into with EMRE to work towards large scale commercialization |
| 2022 - 2023 | •SureSource systems enabled with carbon capture technology to be deployed into select ExxonMobil plants, bringing meaningful revenue from product sales and service agreements to FuelCell |
| 2024 and Beyond | •Large scale deployment globally |

***~$120 billion equipment and services market for power generation and industrial $CO_2$ capture technology for FuelCell***

fuelcellenergy FUELCELL ENERGY CORPORATE AND STRATEGY UPDATE 20

# Distributed Hydrogen Technology & Toyota Project

**FuelCell Energy is able to reconfigure its existing SureSource platforms to generate surplus amounts of hydrogen - the first MW scale carbonate fuel cell power generation plant, with a hydrogen fueling station, is currently being developed for Toyota at the Port of Long Beach in California**

## Distributed Hydrogen Overview

- The SureSource Hydrogen fuel cell power platform is configured to produce additional hydrogen beyond what is needed for power production; generating a stream of hydrogen suitable for industrial or transportation applications
- This application helps to address the need for a hydrogen fueling infrastructure by cleanly and affordably generating high-purity hydrogen in urban locations

## Toyota Project – Port of Long Beach

- FuelCell Energy executing a hydrogen generation project with Toyota
  - Toyota will purchase the hydrogen through a long term purchase agreement, as well as a portion of the electricity generated
- When the plant comes online, the SureSource Hydrogen system will generate approximately 2.4MW of electricity and 1.2 tons of hydrogen per day
  - Enough to power the equivalent of about 2,350 average-sized homes and meet the daily driving needs of nearly 1,500 vehicles
- The power generation platform will supply Toyota Logistics Services' operations at the Port, and the location will be the first 100% renewable Toyota facility in North America
- Received favorable opinion from CPUC that confirms project eligibility under BioMAT



Usable Hot Water
Usable Heat
Tri-Generation Direct FuelCell® SureSource Hydrogen power plant
Biogas
Anaerobic Digesters
Ultra Clean Power
H2
Hydrogen
TOYOTA
Port of Long Beach
TOYOTA
California Grid
Onsite Hydrogen Fueling Station
Fueling Station

***The distributed hydrogen market represents another multi-billion opportunity for FuelCell***

fuelcellenergy
FUELCELL ENERGY CORPORATE AND STRATEGY UPDATE 21

Solid Oxide Technology – Energy Storage Solution FuelCell Energy is working towards the commercialization of solid oxide fuel cell technology. This R&D takes place at its Danbury and Calgary facilities and has the potential to add a sub-MW product offering, as well as long duration energy storage capabilities Solid Oxide Technology Overview FuelCell Energy has developed a solid oxide fuel cell product, currently in development / pre-commercialization phase In addition to simply providing power, these solid oxide fuel cell systems can be switched into electrolysis mode, making the system effectively operate in reverse Instead of producing power from fuel and oxygen, solid oxide electrolysis produces hydrogen and oxygen from steam when supplied with power This hydrogen can then be stored and used for grid power, hydrogen fueling stations or for industrial purposes This configuration is an efficient and cost effective energy storage solution, where hydrogen is produced from electricity in electrolysis mode and stored until power is needed, at which point the stored hydrogen is used in the same stacks to produce electricity   Storage capacity is easily expanded by adding additional storage tanks, creating a low cost approach for storage applications The need for long duration energy storage behind-the-meter, and on the utility grid, will increase as the penetration of intermittent renewable sources (solar, wind etc.) expands   FuelCell Energy has been working with the Department of Energy, through its Advanced Technologies business line, on the development of the Company’s solid oxide fuel cell technology Solid oxide technology unlocks the new sub-MW and long duration energy storage markets for FuelCell Energy

The Transformational Strategy – “Powerhouse”

# Series of Steps Taken to Right-size and Strengthen Organization

## June 2019 – February 2020

## KEY ACCOMPLISHMENTS

**June**
- **Tony Leo appointed CTO** and **Mike Lisowski appointed COO**

**August**
- **Jason Few appointed CEO**
- **Fully implemented plan to achieve $15M in cost savings** and repayment of substantial corporate debt

**October**
- **Entered strategic agreement with E.ON** to develop the European Market

**November**
- **Announced $200M corporate loan facility** with an 8-year term; enhanced liquidity to complete existing backlog
- **Announced Ending engagement with Huron** to assist with restructuring services
- **Announced Expanded joint-development agreement** with ExxonMobil affiliate to enhance carbon capture technology; worth up to $60M

**December**
- **Achieved significant progress on Connecticut Municipal Electric Energy Cooperative (CMEEC)**, Fuel Cell Microgrid Project located on the U.S. Naval Submarine Base, Groton, CT
- **Completed Tulare BioMAT project**, with expected annual revenue of approx. $2.7M

**January**
- **Announced Powerhouse Business Strategy**

**February**
- **Closed tax equity sale-leaseback financing for the 2.8 MW Tulare BioMAT fuel cell project with Crestmark**

**Recent Strategic Actions Position FuelCell Energy for Long-term Success**

fuelcellenergy FUELCELL ENERGY CORPORATE AND STRATEGY UPDATE 24

Strong manufacturing and engineering expertise; over 250 MW of power plants operating 24/7 Extensive Intellectual Property (IP) portfolio Culture of continuous technology innovation Unique business model resulting in long-term relationships Significant backlog with opportunity to increase revenue Strong macro trends supporting fuel cell technology Jason Few Assumed Role of CEO in Aug. 2019; Served as a Director Since Nov. 2018 Leverage True Potential of FuelCell Energy to Achieve Pathway to Profitable Growth OBSERVATIONS Leverage unrivaled technology for ultra-clean baseload power Demonstrate commercial success Develop business opportunities in Hydrogen and sub-megawatt categories Strengthen the culture of accountability Scale the Sales organization Optimize manufacturing operations; new COO appointed in June of 2019 Potential to develop additional global opportunities OPPORTUNITIES

Seasoned Leadership Team with Deep Industry Expertise Committed to Flawless Project Execution and Achieving Pathway to Growth Jason Few President and Chief Executive Officer Joined: 2019 Jennifer Arasimowicz EVP, General Counsel and Corporate Secretary Joined: 2012 Michael Bishop EVP, Chief Financial Officer and Treasurer Joined: 2003 Michael Lisowski EVP, Chief Operating Officer Joined: 2001 Anthony Leo EVP, Chief Technology Officer Joined: 1978 New to FCEL within last 1 year New appointment within last 1 year

Announcing Transformation Strategy: Powerhouse On a Three-year Execution Path to Transform The Company TRANSFORM – 2019 STRENGTHEN – 2020 GROW – 2021+ Build a solid financial foundation Strengthen the business and maximize operational efficiencies Capture growth by leveraging core strengths and partnerships

Powerhouse Phase I: Transform Financial Flexibility to Support Long-term Strategy Restructured our management: Appointed Jason Few as CEO, Michael Lisowski to COO and Anthony Leo to CTO Secured funding: $200M senior secured credit facility with Orion Energy Partners to support execution of current projects and provide balance sheet strength and liquidity Restructured organization: Ended engagement with Huron Consulting Delivered cost savings: Realized annualized operating savings of approximately $15 million through the restructuring of our business Refinanced debt: Repaid substantial portion of short-term debt with funds from combination of sales of common stock and long-term credit facility with Orion Energy Partners Phase I: Transform

Powerhouse Phase II: Strengthen Strengthen the Business and Maximize Operational Efficiencies Capital deployment: Continue to focus on disciplined capital deployment and obtaining lower-cost, long-term financing for completed generation projects Commercial excellence: Strengthen customer relationships and build a customer-centric reputation driving significant increase in YOY sales pipeline Operational excellence: Backlog execution on time and on budget demonstrated through delivery of Tulare Project and significant progress on CMEEC/US Naval Submarine Base Project Cost reductions: Lean resource management driving significant year over year change in operating expense Phase II: Strengthen

Powerhouse Phase III: Grow Capture Growth Opportunities by Leveraging Core Strengths and Partnerships Sales growth: Well positioned to increase product sales with key strategic customers; Innovation: Successful delivery of extended 7-year life stack modules; expanding commercialization of new technologies including proprietary gas treatment systems Segment leadership: Capitalize on expertise and competitive advantages in key markets—biofuels, microgrid development, and hydrogen economy expansion Education: Ensure Legislators, Regulators and Environmental Organizations understand benefits of FuelCell SureSourceTM platforms Geographic and Market expansion: Increased the cadence of action to resolve POSCO Energy situation with the goal of pursuing growth in Asia; and pursue other global markets Phase III: Grow

Financial Update

Recent Operational Highlights Many strategic actions taken throughout 2019 position FuelCell Energy for long-term success Secured funding to provide immediate liquidity to execute inflight projects that will generate recurring cash flow upon completion Concluded engagement with Huron to assist with restructuring based on progress made on many fronts, including right-sizing of the business, implementation of cost control measures, and reduction of substantial corporate debt Expanded strategic relationships to enhance development of carbon capture technology and build FuelCell Energy’s growth opportunities in the European market Made significant progress on execution of key projects 2019 Q1-2020 First quarter performance inline with expectations 249% improvement in gross profit, with gross margin improving to 20.2% versus (12.4%) in the first quarter of fiscal 2019 51%, or $6.6 million, decrease in operating expense versus the first quarter of fiscal 2019 Loss from operations improved to $(3.1) million in the first quarter of fiscal 2020, compared to a loss from operations of $(15.2) million in the first quarter of fiscal 2019 Advancing Powerhouse Strategy across global operating model Expecting return to sales growth across the balance of 2020 Extending leadership in sustainability and environmental stewardship Mentioned prominently in ExxonMobil’s earnings call and Investor Day regarding Carbon Capture

# First Quarter of Fiscal 2020 Financial Performance

## Net Loss, Loss from Operations and Adjusted EBITDA ($M)



1Q19
1Q20
$(17.5)
$(15.2)
($12.1)
$(40.2)
$(3.1)
($0.2)
Net Loss
Loss from Operations
Adjusted EBITDA (1)

- Adjusted EBITDA improved to $(0.2) million from $(12.1) million in fiscal Q1-19
- Benefitted from 51% reduction in operating expense
- Reduced cost and improved factory cost absorption improved by $1.4 million versus prior year quarter
- Generation revenue improved ~$4 million

## Cash, Restricted Cash, and Equivalents ($M)



$39.8
$73.9
4Q19
1Q20

- $73.9 million total cash, restricted cash, and equivalents as of 1/31/20
- $65.5 million funding from Orion Energy Partners; $120 million remaining available under credit facility
- $3.0 million financing from CT Green Bank
- Subsequent to the quarter, completed sale/leaseback transaction with Crestmark for the Tulare BioMAT Fuel Cell Project

## Backlog ($B)



$1.25
+9%
$1.36
1Q19
1Q20

- $117.9 million increase in Backlog, reflecting additional generation backlog from the Bridgeport Fuel Cell Park, San Bernardino, and the LIPA Yaphank Solid Waste Management projects.

**Improved Financial Performance Resulting from Business Transformation Efforts**

[1] Refer to reconciliation in appendix

fuelcellenergy FUELCELL ENERGY CORPORATE AND STRATEGY UPDATE 33

■ Generating Assets1 (MW) ■ Current Backlog (MW) Orion Energy Partners Funding in Place to Support Execution of Backlog 1 Purchase Power Agreements; 2 Forecasted annual contracted revenue Recurring Revenue with Increase in Backlog ($) Recurring Revenue2 from Current Backlog ($) □ Future Projects (MW) Recurring Revenue Expected to Grow by 3X With Execution of Project Backlog Estimated Project Completions 2020 2021 2022 Groton, CT Derby, CT Yaphank, NY San Bernardino, CA Hartford, CT Toyota, CA MW

Maintaining Long-Term Targets and Goals Strengthened Financial Position Will Enable Profitable Growth FY 2022 Targets Grow Generation Portfolio (1) 100% Revenue Growth (1) Double-digit CAGR Adjusted EBITDA Deliver positive Adjusted EBITDA Keys to Business Plan Achievement: Execution on project backlog Winning new business around the world Continued cost control Achieving project milestones Efficient capital deployment Future Goals Achieve grid parity Positive EBITDA Positive free cash flow Deliver return on invested capital (1) As compared to results for the fiscal year ended October 31, 2019

Key Investment Highlights Strengthened balance sheet with funding secured to deliver long-term projects to generate recurring revenue 1 New leadership committed to project execution, achieving financial milestones and operational efficiencies 2 On a three-year path of execution to Transform, Strengthen and Grow the organization for long-term success 4 Unrivaled technology for ultra-clean, reliable and scalable baseload power 3

Thank You

Appendix

GAAP to Non-GAAP Reconciliation